UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (or Date of Earliest Event Reported): April 22, 2005

                         Handy Hardware Wholesale, Inc.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                      Texas
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         0-15708                                        74-1381875
-------------------------------------------------------------------------------
 (Commission File Number)                     (IRS Employer Identification No.)

 8300 Tewantin Drive
 Houston, Texas                                            77061
-------------------------------------------------------------------------------
 (Address of Principal Executive Offices)               (Zip Code)

                                 (713) 644-1495
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant

(a)  Retirement of Independent Accountant

     On April 22, 2005, Clyde D. Thomas & Company, P.C. ("Clyde D. Thomas") informed Handy Hardware Wholesale, Inc. (the "Company") that it would decline to stand for re-election as the Company's independent pubic accountant. Clyde D. Thomas informed management that the firm was retiring the auditing functions of its business and would not be available to serve as the independent public accountants for the Company for the fiscal year ended December 31, 2005. This decision to change accountants was approved by the Company's Board of Directors. As of May 13, 2005, Clyde D. Thomas' services as the Company's independent accountant were terminated.

     Clyde D. Thomas's reports on the Company's financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, including uncertainty regarding the ability to continue as a going concern.

     During the years ended December 31, 2004 and 2003 and through May 13, 2005, there were no disagreements with Clyde D. Thomas on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Clyde D. Thomas's satisfaction, would have caused it to make reference to the subject matter of such disagreements in connection with its reports on the Company's financial statements for such years.

     The Company provided Clyde D. Thomas a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Clyde D. Thomas's letter stating its agreement with such statements.

(b)  Appointment of New Independent Accountant

     On April 19, 2005, the Company's Board of Directors approved the appointment of BKD, LLP ("BKD") as the Company's independent accountant for the year ending December 31, 2005. On May 16, 2005, BKD advised the Company of the successful completion of BKD's client acceptance procedures. On May 18, 2005, the Company's Board of Directors signed the engagement letter prepared by BKD. During the two year period ended December 31, 2004 and through May 18, 2005, the Company has not consulted BKD regarding either (i) the application of accounting principles to a specified transaction either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or any matter that would be required to be reported under Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit 16.1 Letter from Clyde D. Thomas to the Securities and Exchange Commission, dated May 18, 2005, regarding the change in certifying accountant, pursuant to Item 304(a)(3) of Regulation S-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 18, 2005                   Handy Hardware Wholesale, Inc.

                                     By: /s/ Tina S. Kirbie
                                         --------------------------------
                                         Tina S. Kirbie,
                                         Chief Financial and Accounting Officer